UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

CLUBHOUSE MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-140645	99-0364697
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, D517

Las Vegas, Nevada 89103

(Address of principal executive offices) (Zip code)

(702) 479-3016

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2023, Clubhouse Media Group, Inc. (the “Company”) entered into a Settlement and Release Agreement (the “Agreement”) by and between the Company and 1800 Diagonal Lending LLC (f/k/a Sixth Street Lending LLC) (the “Lender”). As previously disclosed, the Company previously issued to the Lender (i) a convertible promissory note dated July 8, 2022 (“Note #1”); and (ii) a convertible promissory note dated June 23, 2022 (“Note #2” and together with Note #1, the “Notes”). As of February 17, 2023, the Company owed an aggregate of $109,832.09 pursuant to the Notes. The obligations underlying the Notes are collectively referred to herein as the “Debt.” Pursuant to the terms of the Agreement, the Company and the Lender agreed to settle the Debt and terminate the Notes.

Pursuant to the terms of the Agreement, in full and final settlement of the Debt, the Company agreed to (i) pay to the Lender $105,000; and (ii) issue to the Lender shares of the Company’s common stock with respect to the Lender’s notice of conversion dated February 16, 2023 relating to a partial conversion of Note #1 (with a then-current balance of $45,479.35).

As a result, as of February 17, 2023, pursuant to the terms of the Agreement, the Debt was settled and the Notes were terminated.

Item 1.02. Termination of a Material Definitive Agreement.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 23, 2023, the Company issued a press release announcing settlement of the Debt.

The press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information contained in the press release is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Settlement and Release Agreement, dated February 17, 2023, by and between the registrant and 1800 Diagonal Lending LLC (f/k/a Sixth Street Lending LLC).
99.1	Press release issued by the registrant on February 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2023	CLUBHOUSE MEDIA GROUP, INC.

	By:	/s/ Amir Ben-Yohanan
Amir Ben-Yohanan
Chief Executive Officer